UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐

Filed by a party other than the Registrant  ☒

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material Under § 240.14a-12

JANUS HENDERSON GROUP PLC

(Name of Registrant as Specified In Its Charter)

Jupiter Topco LLC

Jupiter Acquisition Limited

Jupiter Company Limited

Jupiter Merger Sub Limited

Trian Partners AM Holdco II, Ltd.

Trian Fund Management GP, LLC

Trian Fund Management, L.P.

Nelson Peltz

Peter W. May

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on the table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to communications made after security holders of Janus Henderson Group plc (“Janus Henderson”) have been sent or given a definitive proxy statement on Schedule 14A (the “Proxy Statement”) related to a proposed transaction (the “proposed transaction”) pursuant to the Agreement and Plan of Merger, dated as of December 21, 2025 (as amended on March 24, 2026, the “merger agreement”), by and among Janus Henderson, Jupiter Company Limited, a private limited company incorporated under the laws of Jersey (“Parent”), Jupiter Merger Sub Limited, a private limited company organized under the laws of Jersey and a wholly owned subsidiary of Parent (“Merger Sub”).

This filing contains a LinkedIn post made by Trian Fund Management, L.P. (“Trian”) on March 24, 2026:

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction, Janus Henderson has filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2026. Janus Henderson and Jupiter Topco LLC, Jupiter Acquisition Limited, Parent, Merger Sub, Trian Partners AM Holdco II, Ltd., Trian Fund Management GP, LLC, Trian, Nelson Peltz and Peter W. May (collectively, the “Trian Parties”), have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. Janus Henderson and the Trian Parties may also file other documents with the SEC regarding the proposed transaction, including amendments or supplements to the Proxy Statement or Schedule 13E-3. This document is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which Janus Henderson or the Trian Parties have filed or may file with the SEC. The Proxy Statement and proxy card have been sent or given to Janus Henderson’s stockholders of record as of the close of business on March 9, 2026. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, Schedule 13E-3 and other documents that are filed or will be filed with the SEC related to the proposed transaction through the website maintained by the SEC at www.sec.gov or through the investor relations section of Janus Henderson’s website at https://ir.janushenderson.com.

Participants in the Solicitation

Janus Henderson and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Janus Henderson’s shareholders in connection with the proposed transaction. Additionally, the Trian Parties and certain affiliates of the Trian Parties may also be deemed to be participants in the solicitation of proxies from Janus Henderson’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Janus Henderson and their ownership of Janus Henderson common shares is contained in the definitive proxy statement for Janus Henderson’s 2025 annual meeting of shareholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on March 21, 2025, including under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Board Compensation,” “Proposal 2: Advisory Say-on-Pay Vote on Executive Compensation,” “Executive Compensation,” “Executive

Compensation Tables,” “Securities Ownership of Certain Beneficial Owners and Management” and “Our Executive Officers” and in the Proxy Statement under the headings “Special Factors—Interests of Director’s and Executive Officers in the Merger” and “Important Information Regarding Janus Henderson—Security Ownership of Certain Beneficial Owners and Management.” Information about the Trian Parties is contained in the Proxy Statement under the headings “Special Factors—Certain Effects of the Merger—Certain Effects of the Merger for the Buyer Filing Parties,” “Special Factors—Financing—Rollover Equity,” “Important Information Regarding Janus Henderson—Security Ownership of Certain Beneficial Owners and Management,” and “Important Information Regarding the Buyer Filing Parties.” Additional information regarding the identity of potential other participants, and their direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement filed with the SEC.

To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement or the Proxy Statement, such information has been or will be reflected on the Statements of Change in Ownership of Janus Henderson on Forms 3 and 4 and/or in a Schedule 13D (or an amendment thereto) filed with the SEC, as applicable. Free copies of the Proxy Statement and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Janus Henderson’s website at https://ir.janushenderson.com.

Forward-Looking Statements

Certain statements in this communication not based on historical facts are “forward-looking statements.” Such forward-looking statements involve known and unknown risks and uncertainties and are based on the Trian Parties’ beliefs and assumptions, and information currently available to the Trian Parties. These include statements as to the Trian Parties’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of proposed transaction. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by Trian, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The Trian Parties do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause actual results, performance, achievements or future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to: (1) the impact of any competing transaction proposal; (2) the ability to obtain the regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur; (3) the ability of the Trian Parties to receive the financing needed to consummate the proposed transaction; (4) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (5) that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (6) unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on Janus Henderson’s business; (7) that the proposed transaction generally may involve unexpected costs, liabilities or delays; (8) that the business of Janus Henderson may suffer as a result of uncertainty surrounding the proposed transaction or the identity of the purchaser; (9) that Janus Henderson may be adversely affected by economic, business, and/or competitive factors; and (10) additional factors discussed in Janus Henderson’s Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings or furnishings made by Janus Henderson with the SEC from time to time.